EXHIBIT 32

                              MAMMATECH CORPORATION
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Mammatech Corporation (the "Company") on Form 10-KSB for the period ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Henry S. Pennypacker, President, Chief Executive Officer and Director and Mary Bailey Sellers, Treasurer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Henry S. Pennypacker                            Dated: February 13, 2009
        --------------------
    Henry S. Pennypacker
    Title: Chief Executive Officer

    /s/ Mary Bailey Sellers
        -------------------
    Mary Bailey Sellers
    Title: Chief Financial Officer

     This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.